                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 28, 2000


                              TeleCorp PCS, Inc.
              (Exact Name of Registrant as Specified in Charter)


      Delaware                          000-27901              54-1872248
(State or Other Jurisdiction of        (Commission            (IRS Employer
 Incorporation)                        File Number)         Identification No.)



              1010 N. Glebe Road, Suite 800, Arlington, VA 22201
         (Address of Principal Executive Offices, including Zip Code)


      Registrant's telephone number, including area code:  (703) 236-1100


                                      N/A
         (Former Name or Former Address if Changed Since Last Report.)


Item 5.  Other Events.

     On February 28, 2000, TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), Tritel, Inc., a Delaware corporation ("Tritel"), and AT&T Wireless Services, Inc., a Delaware corporation, executed a definitive Agreement and Plan of Reorganization and Contribution (the "Merger Agreement"). Additionally, on February 28, 2000, AT&T Wireless PCS, LLC, a Delaware limited liability company, TeleCorp, and certain other affiliates of TeleCorp, executed a definitive Asset Exchange Agreement (the "Asset Exchange Agreement"). Copies of the Merger Agreement and the Asset Exchange Agreement are attached hereto as Exhibits 2.1 and 10.1 respectively, and are incorporated herein by reference.

     In connection with the Merger Agreement, holders representing in excess of 50% of the voting power of each of TeleCorp and Tritel have entered into voting agreements which provide for, among other matters, voting their shares in favor of the transactions contemplated by the Merger Agreement (the "Voting Agreements"). A copy of each of the Voting Agreements is attached hereto as Exhibits 10.2 and 10.3 respectively, and are incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits.

               (c) The following exhibits are filed with this report:

Exhibit Number                            Description
--------------                            -----------

     2.1 Agreement and Plan of Reorganization and Contribution, dated as of February 28, 2000, among TeleCorp PCS Inc., Tritel, Inc. and AT&T Wireless Services, Inc.*

     10.1 Asset Exchange Agreement, dated as of February 28, 2000, among AT&T Wireless PCS, LLC, TeleCorp PCS, Inc., TeleCorp PCS, LLC, TeleCorp Holding Corp, Inc., TeleCorp Communications, Inc., TeleCorp Equipment Leasing, L.P. and TeleCorp Realty, LLC.

     10.2 TeleCorp PCS, Inc. Voting Agreement, dated as of February 28, 2000, among TeleCorp PCS, Inc., Tritel, Inc., Gerald T. Vento and Thomas H. Sullivan.

     10.3 Tritel, Inc. Voting Agreement, dated as of February 28, 2000, among Tritel, Inc., TeleCorp PCS, Inc., E.B. Martin Jr. and William M. Mounger, II.

     ----------------

     * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such exhibit or schedule upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
------------------



/s/ Thomas H. Sullivan
----------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  March 15, 2000


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                                 EXHIBIT INDEX



Exhibit No.         EXHIBIT
-----------         -------

     2.1 Agreement and Plan of Reorganization and Contribution, dated as of February 28, 2000, among TeleCorp PCS Inc., Tritel, Inc. and AT&T Wireless Services, Inc.*

     10.1 Asset Exchange Agreement, dated as of February 28, 2000, among AT&T Wireless PCS, LLC, TeleCorp PCS, Inc., TeleCorp PCS, LLC, TeleCorp Holding Corp, Inc., TeleCorp Communications, Inc., TeleCorp Equipment Leasing, L.P. and TeleCorp Realty, LLC.

     10.2 TeleCorp PCS, Inc. Voting Agreement, dated as of February 28, 2000, among TeleCorp PCS, Inc., Tritel, Inc., Gerald T. Vento and Thomas H. Sullivan.

     10.3 Tritel, Inc. Voting Agreement, dated as of February 28, 2000, among Tritel, Inc., TeleCorp PCS, Inc., E.B. Martin Jr. and William M. Mounger, II.
     ----------------

     * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such exhibit or schedule upon request.